UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   February 1, 2013

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2013, Ziff Davis, Inc. (“Ziff Davis”), a subsidiary of j2 Global, Inc. (the “Company”), acquired IGN Entertainment, Inc. (“IGN”) from Fox Interactive Media, Inc. (“FIM”) and Hearst Communications, Inc. (“Hearst”) for a purchase price of approximately $50 million, subject to certain post-closing adjustments (the “Acquisition”).  The Acquisition was effected through a stock purchase agreement among Ziff Davis, IGN, FIM, Hearst and News America Incorporated ("News America") (the "Purchase Agreement"). Neither the Company nor Ziff Davis has any prior material relationship with FIM, Hearst or News America.

The Board of Directors of the Company has designated IGN as an “Unrestricted Subsidiary” under the Indenture, dated as of July 26, 2012, between the Company and U.S. Bank National Association, as trustee (the “Indenture”).  The Indenture was filed by the Company with the Securities and Exchange Commission on July 26, 2012, as Exhibit 4.1 to a Current Report on Form 8-K.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition of Disposition of Assets

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)   Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of February 1, 2013, by and among Ziff Davis, Inc., IGN Entertainment, Inc., Fox Interactive Media, Inc., Hearst Communications, Inc. and News America Incorporated *

*
The schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: February 7, 2013	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of February 1, 2013, by and among Ziff Davis, Inc., IGN Entertainment, Inc., Fox Interactive Media, Inc., Hearst Communications, Inc. and News America Incorporated *

*
The schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.